FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                Current Report
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
               December 27, 1996

                            MPM Technologies, Inc.
            (Exact Name of registrant as specified in its charter)

 Washington                      0-14910                  81-0436060
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State or other                 (Commission             (IRS Employer
jurisdiction of                File Number)            Identification No.)
incorporation)

222 W. Mission Ave., Suite 30, Spokane, WA                           99201
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number including area code   (509) 326 3443

Former name or address, if changed since last report)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS


ITEM 3. BANKRUPTCY OR RECEIVERSHIP


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS


ITEM 5. OTHER EVENTS


ITEM 6. RESIGNATION OF A REGISTRANT'S DIRECTOR

The company announced that it had purchased Unitel Technologies, Inc.'s 15% interest in the Skygas venture.


ITEM 7. FINANCIAL STATEMENTS. PRO FORMA FINANCIAL INFORMATION AND
        EXHIBITS

      (a). Financial Statements of business acquired

      (b). Pro forms financial information

      (c). Exhibits

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                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MPM Technologies, Inc.

December 27, 1996                       /s/Robert D. Little
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     (Date)                               Robert D. Little
                                             Secretary

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